EXHIBIT 99.1



April 11, 1997


Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20548

RE:  NATIONAL ADVERTISING GROUP, INC.

Ladies and Gentlemen:

The undersigned has served as the independent public accountant to the referenced corporation prior to the corporation's change of accountants, described in the enclosed copy of the corporation's Form 8-K.

The undersigned does not disagree with any statement made by the corporation in its Form 8-K in response to Item 304(a) of Regulation S-K.

Very truly yours,



/s/ ANGEL E. LANA, C.P.A.
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Angel E. Lana, C.P.A.